UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2007
JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 27, 2005, JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cryptometrics, Inc., a Delaware corporation (“Cryptometrics”), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of JAG Media (“Cryptometrics Acquisition”), Robert Barra and Michael Vitale.
     On January 24, 2007, JAG Media entered into an agreement to amend the Merger Agreement (the “Amendment”) with Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer. Thomas J. Mazzarisi is the Chairman of the Board of Directors, Chief Executive Officer and General Counsel of JAG Media. Stephen J. Schoepfer is President, Chief Operating Officer, Chief Financial Officer and Secretary of JAG Media. The Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on January 31, 2007.
     The Amendment provided, among other things, that if the closing of the transactions contemplated by the Merger Agreement (the “Closing”) did not occur by March 15, 2007 (the “Automatic Termination Date”), the Merger Agreement would automatically terminate, unless the parties agreed to extend the Automatic Termination Date in writing.
     On February 26, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a second amendment (the “Second Amendment”) pursuant to which the Automatic Termination Date of March 15, 2007 set forth in the Amendment was extended to April 6, 2007. The Second Amendment was filed as Exhibit 99.5 to the Form 10-KSB filed by JAG Media on March 5, 2007
     JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a third amendment, dated April 2, 2007 and fully executed on April 4, 2007 (the “Third Amendment”), pursuant to which the Automatic Termination Date of April 6, 2007 set forth in the Second Amendment was extended to April 20, 2007. The Third Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fourth amendment (the “Fourth Amendment”), pursuant to which the Automatic Termination Date of April 20, 2007 set forth in the Third Amendment was extended to May 11, 2007. The Fourth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 25, 2007.
     On May 10, 2007 (and effective May 11, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fifth amendment (the “Fifth Amendment”), pursuant to which the Automatic Termination Date of May 11, 2007, set forth in the Fourth Amendment was extended to May 18, 2007. The Fifth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 11, 2007.
     On May 18, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a sixth amendment (the Sixth Amendment”) pursuant to which, among other things, the Automatic Termination Date of May 18, 2007 set forth in the Fifth Amendment was extended to June 15, 2007. The Sixth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 23, 2007.
     As of June 15, 2007 (as executed on June 20, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a seventh amendment (the “Seventh Amendment’) pursuant to which, among other things, (i) the Automatic Termination Date of June 15, 2007 set forth in the Sixth Amendment, was extended to July 16, 2007 and (ii) the fifteen day restriction regarding the release of merger documents from escrow set forth in subparagraph 10 (D) of the Merger Agreement was reduced to ten days. The Seventh Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on June 21, 2007.

     As of July 16, 2007, (as delivered on July 23, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into an eighth amendment (the “Eighth Amendment”) pursuant to which the Automatic Termination Date of July 16, 2007 set forth in the Seventh Amendment, was extended to August 16, 2007. The Eighth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on July 25, 2007.
     As of August 16, 2007, (as fully executed and delivered on September 12, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a ninth amendment (the “Ninth Amendment”), pursuant to which, among other things the Automatic Termination date for the Merger Agreement of August 16, 2007 set forth in the Eighth Amendment was extended to November 7, 2007, and Cryptometrics agreed to advance to JAG Media up to $200,000 of additional transaction costs, subject to repayment by JAG Media based on one-third of the proceeds of the permitted sale by JAG Media of up to 750,000 shares of its common stock. The Ninth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on September 18, 2007.
     As of November 7, 2007 (as fully executed and delivered on November 13, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a tenth amendment (the “Tenth Amendment”), pursuant to which, among other things the Automatic Termination date for the Merger Agreement of November 7, 2007 set forth in the Ninth Amendment was extended to December 15, 2007, Cryptometrics agreed to advance to JAG Media up to an additional $100,000 of transaction costs, and JAG Media was authorized to issue an additional 500,000 shares of its common stock, subject to one-third of the proceeds thereof being distributed to Cryptometrics.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On January 24, 2007, JAG Media entered into a letter agreement (the “Letter Agreement”) with YA Global Investments L.P., formerly Cornell Capital Partners, LP (“Cornell Capital”), Cryptometrics, Robert Vitale and Michael Barra pursuant to which the parties agreed, among other things, that upon the effective date of the merger among JAG Media, Cryptometrics Acquisition and Cryptometrics as set forth in the Merger Agreement, Cryptometrics would assume all of the rights and duties of the “Obligor” under the terms of those certain debentures currently aggregating $3,520,000 (the “Debentures”) and the “Company” under the terms of those certain warrants to purchase 12,000,000 shares of Common Stock (the “Warrants”) issued by JAG Media to YA Global in connection with that certain Securities Purchase Agreement dated as of May 4, 2006 by and between JAG Media and YA Global.
     Under the terms of the Letter Agreement, YA Global agreed not to convert any of the Debentures or exercise any of the Warrants prior to the Closing or termination of the Merger Agreement. The Letter Agreement automatically terminated on March 15, 2007 unless the Closing of the Merger Agreement, as amended, occurred by that date or the parties agreed to extend the term of the Letter Agreement. The Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on January 31, 2007.

     On February 26, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Second Letter Agreement”) which provided that the Letter Agreement would automatically terminate on April 6, 2007, rather than March 15, 2007. The Second Letter Agreement was filed as Exhibit 10.25 to the Form 10-KSB filed by JAG Media on March 5, 2007
     The parties to the Letter Agreement entered into an amendment to the Letter Agreement dated April 2, 2007 and fully executed on April 5, 2007 (the “Third Letter Agreement”), which provided that the Letter Agreement would automatically terminate on April 20, 2007, rather than April 6, 2007. The Third Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Fourth Letter Agreement”) which provided that the Letter Agreement would automatically terminate on May 11, 2007, rather than April 20, 2007. The Fourth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on April 25, 2007.
     On May 10, 2007 (and effective May 11, 2007), the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Fifth Letter Agreement”) which provided that the Letter Agreement would automatically terminate on May 18, 2007, rather than May 11, 2007. The Fifth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on May 11, 2007.
     On May 18, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Sixth Letter Agreement”) which provided, among other things, that the Letter Agreement would automatically terminate on June 15, 2007, rather than May 18, 2007. The Sixth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on May 23, 2007.
     As of June 15, 2007 (as executed on June 20, 2007) the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Seventh Letter Agreement”) which provides, among other things, that (i) the Letter Agreement shall automatically terminate on July 16, 2007, rather than June 15, 2007 and (ii) JAG Media and Cryptometrics acknowledge that it is their present intention to consummate the transactions contemplated by the Merger Agreement and, if so, agree that upon the effectiveness of the Registration Statement on Form S-4 (File No. 333-141217) (the “Registration Statement”) filed by JAG Media with the U.S. Securities and Exchange Commission on March 12, 2007, they will take all steps in their control required to consummate the transactions contemplated by the Merger Agreement within thirty days of the effective date of the Registration Statement. The Seventh Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on June 21, 2007.
     As of July 16, 2007 (as delivered on July 23, 2007) the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Eighth Letter Agreement”) which provides, among other things, that the Letter Agreement shall automatically terminate on August 16, 2007, rather than July 16, 2007. The Eight Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on July 25, 2007.
     As of September 10, 2007 (as fully executed and delivered on September 12, 2007) the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Ninth Letter Agreement”) which provides, among other things, that the automatic termination date for the merger set forth in the Letter Agreement shall be extended from August 16, 2007 to November 7, 2007 and the number of conversion shares reserved by JAG Media for issuance to YA Global shall be amended from 20 million to 10 million, excluding shares issued prior to closing date of the merger. The Ninth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on September 18, 2007.
     As of November 7, 2007 (as fully executed and delivered on November 13, 2007) the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Tenth Letter Agreement”) which provides, among other things, that the automatic termination date for the merger set forth in the Letter Agreement shall be extended from November 7, 2007 to December 15, 2007, the number of conversion shares reserved by JAG Media for issuance to YA Global shall be amended from 10 million to 8.75 million, excluding shares issued prior to the closing date of the merger, and YA Global is permitted to convert its debentures to the extent of 750,000 shares of JAG Media common stock, in addition to the 4,000,000 shares permitted by the Ninth Letter Agreement.
     The foregoing descriptions of the Tenth Amendment and the Tenth Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Tenth Amendment and the Tenth Letter Agreement filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.
Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     In connection with the preparation of the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2007, the Company’s independent registered public accounting firm brought to the attention of the management of the Company that certain of the Company’s legal and accounting costs which, pursuant to the terms of the Merger Agreement with Cryptometrics were paid for by Cryptometrics, should have been charged to operating expenses and the amounts received by the Company should have been recorded as capital contributions and included in additional paid-in capital in the periods in which the costs were incurred (see Note 6). As a result, management completed an investigation focused on the Company’s accounting for all expenses paid for by Cryptometrics during the term of the Merger Agreement and determined that certain of the expenses should have been recorded in each of the quarters ended October 31, 2006, January 31, 2007 and April 30, 2007.
     In addition, the Company’s independent registered public accounting firm brought to the attention of the management of the Company that the expected volatility factors used to determine the fair value of the derivative liabilities that were valued based on the Black-Scholes options pricing model were overstated during each of the first three quarters of the year ended July 31, 2007. As a result, management completed an investigation and determined that the volatility factors should have ranged from 223.697% to 229.281% instead of the 340.64% to 370.96% and, accordingly, the derivative liabilities recorded at the end of each of the quarters ended October 31, 2006, January 31, 2007 and April 30, 2007 were overstated and the gain or loss on change in derivative liability for each of the quarters then ended was understated or overstated.
     Upon completion of these investigations, management has identified certain adjustments related to the costs paid by Cryptometrics on behalf of the Company and the overstatement of the volatility factors that necessitate the restatement of the Company’s financial statements for each of the first three quarters of fiscal 2007. Previously issued financial statements for those quarters should not be relied upon. The following tables reflect the impact of the restatements on each of the first three quarters in the fiscal year ended July 31, 2007.

JAG Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Balance Sheet (Unaudited)
October 31, 2006

	As Previously	Restatement
	Reported	Adjustment	As Restated
	10/31/2006	10/31/2006	10/31/2006
Assets

Current assets:
Cash and cash equivalents	$35,501	$—	$35,501
Accounts receivable, net of allowance for doubtful accounts of $7,500	20,960		20,960
Other current assets	138,748		138,748

Total current assets	195,209	—	195,209

Equipment, net of accumulated depreciation of $127,798	83,214		83,214

Total	$278,423	$—	$278,423

Liabilities and Stockholders’ Deficiency

Current liabilities:
Accounts payable and accrued expenses	$236,987	$—	$236,987
Deferred revenues	19,444		19,444
Derivative liability	2,466,660	(133,861)	2,332,799

Total current liabilities	2,723,091	(133,861)	2,589,230

Convertible debentures payable, net of unamortized debt discount of $1,678,813	2,196,187		2,196,187

Total liabilities	4,919,278	(133,861)	4,785,417

Mandatorily redeemable Class B common stock; par value $.00001 per share: 400,000 shares designated as Series 2: 381,014 shares issued and outstanding	4		4

40,000 shares designated as Series 3; 21,500 shares issued and outstanding	—		—

	4		4

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock; par value $.00001 per share; 50,000,000 shares authorized, none issued
Common stock; par value $.00001 per share; 500,000,000 shares authorized; 44,579,589 shares issued and outstanding	446		446
Additional paid-in capital	44,383,563	27,161	44,410,724
Accumulated deficit	(49,024,868)	106,700	(48,918,168)

Total stockholders’ deficiency	(4,640,859)	133,861	(4,506,998)

Total	$278,423	$—	$278,423

Jag Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Statements of Operations (Unaudited)
Three Months Ended October 31, 2006

	As
	Previously	Restatement	As
	Reported	Adjustment	Restated
Revenues	$43,331	$—	$43,331

Operating expenses:
Cost of revenues	24,650		24,650
Selling expenses	24,262		24,262
General and administrative expenses	239,689	27,161	266,850

Totals	288,601	27,161	315,762

Loss from operations	(245,270)	(27,161)	(272,431)

Other income (expense):
Gain on change in value of derivative liability	359,090	133,861	492,951
Interest income	77		77
Interest expense	(468,249)		(468,249)

Net loss	$(354,352)	$106,700	$(247,652)

Basic and diluted net loss per share	$(0.01)		$(0.01)

Basic and diluted weighted average common shares outstanding	43,972,608		43,972,608

JAG Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Balance Sheet (Unaudited)
January 31, 2007

	As Previously	Restatement
	Reported	Adjustment	As Restated
	1/31/2007	1/31/2007	1/31/2007
Assets

Current assets:
Cash and cash equivalents	$21,617	$—	$21,617
Accounts receivable, net of allowance for doubtful accounts of $7,500	17,120		17,120
Other current assets	61,730		61,730

Total current assets	100,467	—	100,467

Equipment, net of accumulated depreciation of $136,988	73,058		73,058

Total	$173,525	$—	$173,525

Liabilities and Stockholders’ Deficiency

Current liabilities:
Accounts payable and accrued expenses	$466,229	$—	$466,229
Deferred revenues	21,520		21,520
Derivative liability	4,823,317	(192,532)	4,630,785

Total current liabilities	5,311,066	(192,532)	5,118,534

Convertible debentures payable, net of unamortized debt discount of $1,163,300	2,356,700		2,356,700

Total liabilities	7,667,766	(192,532)	7,475,234

Mandatorily redeemable Class B common stock; par value $.00001 per share: 400,000 shares designated as Series 2: 381,741 shares issued and outstanding	4		4

40,000 shares designated as Series 3; 21,500 shares issued and outstanding	—		—

	4		4

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock; par value $.00001 per share; 50,000,000 shares authorized, none issued
Common stock; par value $.00001 per share; 500,000,000 shares authorized; 47,508,617 shares issued and outstanding	475		475
Additional paid-in capital	44,807,468	239,106	45,046,574
Accumulated deficit	(52,302,188)	(46,574)	(52,348,762)

Total stockholders’ deficiency	(7,494,245)	192,532	(7,301,713)

Total	$173,525	$—	$173,525

Jag Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Statements of Operations (Unaudited)
Six and Three Months Ended January 31, 2007

	Six Months Ended January 31, 2007			Three Months Ended January 31, 2007
	As			As
	Previously	Restatement	As	Previously	Restatement	As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Revenues	$101,137	$—	$101,137	$57,806	$—	$57,806

Operating expenses:
Cost of revenues	42,132		42,132	17,482		17,482
Selling expenses	59,816		59,816	35,554		35,554
General and administrative expenses	557,508	239,106	796,614	317,819	211,945	529,764

Totals	659,456	239,106	898,562	370,855	211,945	582,800

Loss from operations	(558,319)	(239,106)	(797,425)	(313,049)	(211,945)	(524,994)

Other income (expense):
Loss on change in value of derivative liability	(1,997,567)	192,532	(1,805,035)	(2,356,659)	58,671	(2,297,988)
Interest income	95		95	20		20
Interest expense	(1,075,881)		(1,075,881)	(607,632)		(607,632)

Net loss	$(3,631,672)	$(46,574)	$(3,678,246)	$(3,277,320)	$(153,274)	$(3,430,594)

Basic and diluted net loss per share	$(0.08)		$(0.08)	$(0.07)		$(0.07)

Basic and diluted weighted average common shares outstanding	45,198,064		45,198,064	46,423,522		46,423,522

JAG Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Balance Sheet (Unaudited)
April 30, 2007

	As Previously	Restatement
	Reported	Adjustment	As Restated
	4/30/2007	4/30/2007	4/30/2007
Assets

Current assets:
Cash and cash equivalents	$5,598	$—	$5,598
Accounts receivable, net of allowance for doubtful accounts of $7,500	30,959		30,959
Other current assets	26,042		26,042

Total current assets	62,599	—	62,599

Equipment, net of accumulated depreciation of $146,127	63,919		63,919

Total	$126,518	$—	$126,518

Liabilities and Stockholders’ Deficiency

Current liabilities:
Accounts payable and accrued expenses	$936,102	$—	$936,102
Deferred revenues	21,630		21,630
Derivative liability	5,114,349	(213,891)	4,900,458

Total current liabilities	6,072,081	(213,891)	5,858,190

Convertible debentures payable, net of unamortized debt discount of $1,038,060	2,481,940		2,481,940

Total liabilities	8,554,021	(213,891)	8,340,130

Mandatorily redeemable Class B common stock; par value $.00001 per share: 400,000 shares designated as Series 2: 381,741 shares issued and outstanding	4		4

40,000 shares designated as Series 3; 21,500 shares issued and outstanding	—		—

	4		4

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock; par value $.00001 per share; 50,000,000 shares authorized, none issued
Common stock; par value $.00001 per share; 500,000,000 shares authorized; 47,708,617 shares issued and outstanding	477		477
Additional paid-in capital	44,934,199	412,606	45,346,805
Accumulated deficit	(53,362,183)	(198,715)	(53,560,898)

Total stockholders’ deficiency	(8,427,507)	213,891	(8,213,616)

Total	$126,518	$—	$126,518

Jag Media Holdings, Inc. and Subsidiaries
Restated Condensed Consolidated Statements of Operations (Unaudited)
Nine and Three Months Ended April 30, 2007

	Nine Months Ended April 30, 2007			Three Months Ended April 30, 2007
	As			As
	Previously	Restatement	As	Previously	Restatement	As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Revenues	$164,308	$—	$164,308	$63,171	$—	$63,171

Operating expenses:
Cost of revenues	60,654		60,654	18,522		18,522
Selling expenses	71,241		71,241	11,425		11,425
General and administrative expenses	1,032,575	412,606	1,445,181	475,067	173,500	648,567

Totals	1,164,470	412,606	1,577,076	505,014	173,500	678,514

Loss from operations	(1,000,162)	(412,606)	(1,412,768)	(441,843)	(173,500)	(615,343)

Other income (expense):
Loss on change in value of derivative liability	(2,404,601)	213,891	(2,190,710)	(407,032)	21,359	(385,673)
Interest income	97		97	—		—
Interest expense	(1,287,001)		(1,287,001)	(211,070)		(211,070)

Net loss	$(4,691,667)	$(198,715)	$(4,890,382)	$(1,059,945)	$(152,141)	$(1,212,086)

Basic and diluted net loss per share	$(0.10)		$(0.11)	$(0.02)		$(0.03)

Basic and diluted weighted average common shares outstanding	46,001,871		46,001,871	47,663,673		47,663,673

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     10.1  Amendment, dated November 7, 2007, as delivered on November 13, 2007, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer.
     10.2  Letter Agreement, dated November 7, 2007, as delivered on November 13, 2007, by and among JAG Media Holdings, Inc., YA Global Investments, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: November 14, 2007

INDEX TO EXHIBITS

Exhibit
No.	Description

10.1	Amendment, dated November 7, 2007 by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer (1)

10.2	Letter Agreement, dated November 7, 2007 by and among JAG Media Holdings, Inc., YA Global Investments, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale (2)

(1)	Previously filed as Exhibit 99.13 to our Annual Report on Form 10-K filed on November 13, 2007.

(2)	Previously filed as Exhibit 10.37 to our Annual Report on Form 10-K filed on November 13, 2007.